Palmer Square Opportunistic Income Fund

Supplement dated April 14, 2020, to

the Prospectus and Statement of Additional Information (“SAI”),

each dated December 1, 2019, as supplemented.

Effective April 7, 2020, Jeffrey Fox replaced Christopher D. Long as President of the Trust. Accordingly, the “Trustees and Officers” table in the SAI is updated to (i) remove the information with respect to Christopher D. Long and (ii) replace the information with respect to Jeffrey Fox with the following:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Jeffrey Fox (born 1975) President and Treasurer	Indefinite; President since April 2020 and Treasurer since March 2017	President (March 2020 – present) and Managing Director (April 2013 – present), Palmer Square Capital Management LLC.	N/A	N/A

In addition, all other references to Christopher D. Long as President of the Trust and Palmer Square Capital Management LLC in the Prospectus and SAI are removed.

Please file this Supplement with your records.